Household Consumer Loan Deposit Trust
                              Collateral Report

          Number of Due Periods Since Inception               40
                                     Due Period        01-Jan-99
                              Distribution Date        12-Feb-99
                                   Payment Date        16-Feb-99

                *** Trust Portfolio Summary ***

                          Annualized Cash Yield           18.51%
                        Annualized Gross Losses           -9.27%
                     Annualized Portfolio Yield            9.24%


Contractual Delinquency Status of Credit Lines:
                        (Principal / Principal)
                            30 -   59 days  ($)     233693522.63
                             30 -   59 days (%)            5.70%
                             60 -   89 days ($)      85993877.89
                             60 -   89 days (%)            2.10%
                              90 - 119 days ($)       53654180.2
                              90 - 119 days (%)            1.31%
                             120 - 149 days ($)      41257451.29
                             120 - 149 days (%)            1.01%
                             150 - 179 days ($)       35924519.1
                             150 - 179 days (%)            0.88%
                             180 - 209 days ($)      37302404.18
                             180 - 209 days (%)            0.91%
                             210 - 239 days ($)       35769547.6
                             210 - 239 days (%)            0.87%
                             240 - 269 days ($)      32877895.91
                             240 - 269 days (%)            0.80%
                             270 - 299 days ($)       32265861.5
                             270 - 299 days (%)            0.79%
                                 300+ days  ($)       7623524.48
                                  300+ days (%)            0.19%


   Additional Balances on Existing Credit Lines    51,584,109.72
                       (draws - principal only)
                          Principal Collections   112,246,312.12
                          Defaulted Receivables    32,389,992.45
   Finance Charge  & Administrative Collections    63,116,135.65
                                     Recoveries     1,552,192.00


                      Average Principal Balance 4,191,310,005.07
         Personal Homeowner Lines as % of Total           26.76%
                                      Principal


Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1995-1

No. of PMTs Since Issuance:                                   40
Distribution Date:                                     12-Feb-99
Payment Date:                                          16-Feb-99
Collection Period Beginning:                           01-Jan-99
Collection Period Ending:                              31-Jan-99
Note and Certificate Accrual Beginning:                15-Jan-99
Note and Certificate Accrual Ending:                   16-Feb-99

                          PAYMENT CALCULATIONS:

     OC Balance as % of Beginning Participation            9.52%
                                Invested Amount
        OC Balance as % of Ending Participation            9.52%
                                Invested Amount
        OC Balance as % of Ending Participation
     Invested Amount (3 consecutive month test)         Test Met
Does Early Amortization Start Based on OC/Part.             0.00
                              Invstd. Amt. Test
                               Is the MAP Over?             0.00
         Is this the Early Amortization Period?             0.00

    Interest Allocation Percentage Calculation:
                                      Numerator   438,105,114.90
        Denominator - Component (x) - Aggregate 4,191,310,005.07
                  Receivables & Partc. Interest
        Denominator - Component (y) - Aggregate 4,125,586,649.80
                                     Numerators
      Applicable Interest Allocation Percentage           10.45%

   Principal Allocation Percentage Calculation:
                                      Numerator   438,105,114.90
        Denominator - Component (x) - Aggregate 4,191,310,005.07
                  Receivables & Partc. Interest
        Denominator - Component (y) - Aggregate 4,138,897,897.23
                                     Numerators
     Applicable Principal Allocation Percentage           10.45%

     Default Allocation Percentage Calculation:
                                      Numerator   438,105,114.90
        Denominator - Component (x) - Aggregate 4,191,310,005.07
                  Receivables & Partc. Interest
        Denominator - Component (y) - Aggregate 4,125,586,649.80
                                     Numerators
        Default Allocation Percentage (Floating           10.45%
                         Allocation Percentage)

          Minimum Principal Amount Calculation:
          1.8% of Participation Invested Amount     7,885,892.07
   Series Participation Interest Default Amount     3,385,629.16
                           (Sec. 4.11 (a)(iii))
    Excess of (i) 1.8% of Part. Inv. Amt.  over     4,500,262.91
      (ii) Series Part. Interest Default Amount
                       Minimum Principal Amount     4,500,262.91

                 Investor Principal Collections     6,340,838.81
 Investor Finance Charge and Admin. Collections     6,759,587.12
                                        (4.11a)
           Investor Allocated Defaulted Amounts     3,385,629.16

                     DEPOSIT TRUST CALCULATIONS
       Beginning Participation Unpaid Principal   438,105,114.90
                                        Balance
        Beginning Participation Invested Amount 438,105,114.90 (Invested Amt on previous Distribution Date)
  Ending Participation Unpaid Principal Balance   428,378,646.93
Ending Participation Invested Amount  (Invested   428,378,646.93
              Amt on current Distribution Date)

       Beginning Participation Unpaid Principal     2,205,737.56
                        Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts Due     1,912,546.55
                   Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 25bps per annum        91,271.90
     Participation Interest Distribution Amount     2,205,737.56

      Application of Investor Finance Charges &
                    Administrative Collections:
 Investor Finance Charge and Admin. Collections     6,759,587.12
                                        (4.11a)
 Servicing Fee if HFC is not the Servicer (Sec.             0.00
                                    4.11 (a)(i)
Series Participation Interest  Monthly Interest     2,205,737.56
                            (Sec. 4.11 (a)(ii))
   Series Participation Interest Default Amount     3,385,629.16
                           (Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest Charge-             0.00
                       Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec. 4.11       730,175.19
                                        (a)(v))
                     Excess (Sec. 4.11 (a)(vi))       438,045.21

                           Reconciliation Check             0.00

Series Participation Interest Monthly Principal     9,726,467.97

  Beginning Unreimbursed Participation Interest             0.00
                                    Charge-Offs
      Series Participation Interest Charge-Offs             0.00
                                (Sec. 4.12 (a))
Reimbursed  Series Particpation Interest Charge-             0.00
                       Offs (Sec. 4.11 (a)(iv))
     Ending Unreimbursed Participation Interest             0.00
                                    Charge-Offs

       Available Investor Principal Collections     9,726,467.97
     Participation Interest Distribution Amount     2,205,737.56
      Series Participation Interest Charge-Offs             0.00

                       OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts Due     1,912,546.55
                   Pursuant to Sec. 3.05 (a)(i)
                                Excess Interest       293,191.01
                      Beginning Net Charge-Offs             0.00
                                      Reversals             0.00

      +Available Investor Principal Collections     9,726,467.97
     +Series Participation Interest Charge Offs             0.00
      + Lesser of Excess Interest and Carryover             0.00
                                    Charge Offs

                      Optimum Monthly Principal     9,726,467.97
                        Are the Notes Retired ?             0.00
                  Accelerated Principal Payment        91,271.90

             Beginning Class A Security Balance   218,959,258.84
             Beginning Class B Security Balance   162,098,892.51
        Beginning Certificate  Security Balance    15,333,679.02
Beginning Overcollateralization Amount plus APP    41,804,556.43
             Beginning Class A Adjusted Balance   218,959,258.84
             Beginning Class B Adjusted Balance   162,098,892.51
         Beginning Certficate  Adjusted Balance    15,333,679.02
Beginning Overcollateralization Amount plus APP    41,804,556.43
      Class A Balance After Payment pursuant to   214,189,323.47
                                    clause (iv)
      Class B Balance After Payment pursuant to   158,500,099.36
                                     clause (v)
  Certificate Balance After Payment pursuant to    14,993,252.64
                                    clause (vi)
     Class B Minimum Adjusted Principal Balance    61,666,666.67
 Certificate Minimum Adjusted Principal Balance     5,833,333.33
           Minimum Overcollateralization Amount    15,833,333.33
             Certificate Minimum Balance Target    12,981,586.52
   Scheduled Certificate Payment to Certificate     2,352,092.50
                         Minimum Balance Target
                       Class A Targeted Balance   214,189,323.47
                       Class B Targeted Balance   158,500,099.36
                   Certificate Targeted Balance    14,993,252.64
    Class A:  Payment Required to get to Target     4,769,935.37
 Class B:  Payment Required to get to Target or     3,598,793.15
                       Minimum Adjusted Balance
Certificate:  Payment Required to get to Target       340,426.38
                    or Minimum Adjusted Balance
                 OC:  Payment to get to Minimum    25,971,223.10
                   Overcollateralization Amount

Section 3.05 Payment of Principal and Interest;             0.00
                             Defaulted Interest

     Pay Certificate Yield in step (i) (1= Yes)             1.00
               Remittances on the Participation    11,932,205.53

                             Interest and Yield
(i)     Pay Class A Interest Distribution (Sec.     1,019,863.57
                                   3.05 (i)(a))
(ii)    Pay Class B Interest Distribution (Sec.       810,494.46
                                   3.05 (i)(b))
 (iii)   Pay Certificates the Certificate Yield        82,188.52
                             (Sec. 3.05 (i)(c))

      Principal up to Optimum Monthly Principal
       (iv)   Pay Class A to Targeted Principal     4,769,935.37
                    Balance (Sec. 3.05 (ii)(a))
       (v)    Pay Class B to Targeted Principal     3,598,793.15
                    Balance (Sec. 3.05 (ii)(b))

      ONLY Pay Certificate Interest if not paid             0.00
                 pursuant to (Sec. 3.05 (i)(c))

      Principal up to Optimal Monthly Principal
   (vi)   Pay Certificate to Targeted Principal       340,426.38
                      Balance (Sec. 3.05 (iii))
        (vii)  Pay OC Remaining Optimal Monthly     1,017,313.07
              Principal Amount (Sec. 3.05 (iv))

      Principal up to the Accelerated Principal
                                 Payment Amount
(viii) (a  )  Pay Class A to Targeted Principal             0.00
                     Balance (Sec. 3.05 (v)(a))
(viii) (b  )  Pay Class B to Targeted Principal             0.00
                     Balance (Sec. 3.05 (v)(b))
   (viii) (c  )  Pay Class A to zero (Sec. 3.05        91,271.90
                                        (v)(c))
   (viii) (d  )  Pay Class B to zero (Sec. 3.05             0.00
                                        (v)(d))

      Principal up to Optimal Monthly Principal
 (xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))             0.00
 (xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))             0.00
   (xiii) Pay Certificates, st.Certificate Min.             0.00
                Bal. Target (Sec. 3.05 (vi)(c))
        (ix)   Pay OC Remaining Optimum Monthly             0.00
                  Principal (Sec. 3.05 (vi)(d))

  Remaining Amounts to Issuer (Sec. 3.05 (vii))       201,919.11

                     Total Reconciliation Check             0.00
                           (should equal $0.00)
           Accelerated Principal Reconciliation             0.00
                           (should equal $0.00)
       Optimum Monthly Principal Reconciliation             0.00
                     (should equal charge-offs)

BOND SUMMARY:
Beginning Class A Note Security Balance          $218,959,258.84
Beginning Class B Note Security Balance          $162,098,892.51
Beginning Certificate Security Balance            $15,333,679.02
Beginning Overcollateralization Amount            $41,713,284.53
Beginning Class A Adjusted Balance               $218,959,258.84
Beginning Class B Adjusted Balance               $162,098,892.51
Beginning Certficate  Adjusted Balance            $15,333,679.02
Beginning Overcollateralization Amount            $41,713,284.53
Ending Class A Note Security Balance             $214,098,051.57
Ending Class B Note Security Balance             $158,500,099.36
Ending Certificate Security Balance               $14,993,252.64
Ending Overcollateralization Amount               $40,787,243.36
Ending Class A Adjusted Balance                  $214,098,051.57
Ending Class B Adjusted Balance                  $158,500,099.36
Ending Certficate  Adjusted Balance               $14,993,252.64
Ending Overcollateralization Amount               $40,787,243.36
Class A Note Rate Capped at 13%                        5.240000%
Class B Note Rate Capped at 15%                        5.625000%
Certificate Rate Capped at 16%                         6.030000%
Class A Interest Due                               $1,019,863.57
Class B Interest Due                                 $810,494.46
Certificate Yield  Due                                $82,188.52
Class A Interest Paid                              $1,019,863.57
Class B Interest Paid                                $810,494.46
Certificate Yield Paid                                $82,188.52
Class A Unpaid Interest                                    $0.00
Class B Unpaid Interest                                    $0.00
Certificate Unpaid Yield                                   $0.00
Class A Principal Paid                             $4,861,207.27
Class B Principal Paid                             $3,598,793.15
Certificate Principal Paid                           $340,426.38
OC Principal Paid                                  $1,017,313.07
Beginning Class A Net Charge-Off                           $0.00
Beginning Class B Net Charge-Off                           $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                                $0.00
Reversals Allocated to Class A                             $0.00
Reversals Allocated to Class B                             $0.00
Reversals Allocated to Certificates                        $0.00
Reversals Allocated to OC  plus Acclerated            $91,271.90
Principal Payments
 Total Charge-Offs:                                        $0.00
Charge-Offs Allocated to Class A                           $0.00
Charge-Offs Allocated to Class B                           $0.00
Charge-Offs Allocated to Certificates                      $0.00
Charge-Offs Allocated to OC                                $0.00
Ending Class A Net Charge-Off                              $0.00
Ending Class B Net Charge-Off                              $0.00
Ending Certificate Net Charge-Off                          $0.00
Ending OC Net Charge-Off                                   $0.00
Bond Balance Reconciliation    (should equal             ($0.00)
$0.00)

Certificate Balance/Participation Invested               3.5000%
Amount (Beginning of Month)

Designated Certificate / Certificate Security          1.003168%
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month         $153,822.55
Principal Payments in Respect of  Designated           $3,415.05
Certificate (Sec. 3.05 (iii) & (vi)(c))
Designated Certificate  - End of Month               $150,407.50
Interest Payments in Respect of Designated               $824.49
Certificate (Sec. 3.05 (i)(c))

Designated Certificateholder Accelerated                   $0.00
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (v))         $91,271.90
Payments to Holder of Designated Certificate in       $91,271.90
respect to Acc. Prin. (Sec. 3.05 (iv) &
(vi)(d))
Designated Certificateholder Accelerated                   $0.00
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount      $41,713,284.53
(Beginning of Month)
Payments to Designated Certificates in               $926,041.17
Reduction of Holdback Amount (Sec. 3.05 (iv) &
(vi)(d))
Designated Certificateholder Holdback Amount      $40,787,243.36
(End of Month)

Remaining Payments to Designated Certificates              $0.00
(Sec. 3.05 paragraph following (vii))

Remaining Amounts to Issuer (Sec. 3.05 (vii))        $201,919.11

                       Monthly Security  Report            $0.00
           Household Consumer Loan Trust 1995-1            $0.00

                              Distribution Date        12-Feb-99
                                  Payment Date:        16-Feb-99
                    Collection Period Beginning        01-Jan-99
                      Collection Period Ending:        31-Jan-99
        Note and Certificate Accrual Beginning:        15-Jan-99
           Note and Certificate Accrual Ending:        16-Feb-99


                  Ending Pool Principal Balance $4,098,437,321.4
                                                               9
    Series 1995-1 Participation Invested Amount  $428,378,646.93
                                  Seller Amount   $64,636,385.92
               Remittances on the Participation   $11,932,205.53
                      Optimum Monthly Principal    $9,726,467.97
                  Accelerated Principal Payment       $91,271.90
        Beginning Class A Note Security Balance $218,959,258.84 Beginning Class B Note Security Balance $162,098,892.51
         Beginning Certificate Security Balance   $15,333,679.02
         Beginning Overcollateralization Amount   $41,713,284.53
             Beginning Class A Adjusted Balance $218,959,258.84 Beginning Class B Adjusted Balance $162,098,892.51
         Beginning Certficate  Adjusted Balance   $15,333,679.02
         Beginning Overcollateralization Amount   $41,713,284.53
           Ending Class A Note Security Balance $214,098,051.57 Ending Class B Note Security Balance $158,500,099.36
            Ending Certificate Security Balance   $14,993,252.64
            Ending Overcollateralization Amount   $40,787,243.36
                Ending Class A Adjusted Balance $214,098,051.57 Ending Class B Adjusted Balance $158,500,099.36
           Ending Certificate  Adjusted Balance   $14,993,252.64
            Ending Overcollateralization Amount   $40,787,243.36
                Class A Note Rate Capped at 13%        5.240000%
                Class B Note Rate Capped at 15%        5.625000%
                 Certificate Rate Capped at 16%        6.030000%
                           Class A Interest Due    $1,019,863.57
                           Class B Interest Due      $810,494.46
                         Certificate Yield  Due       $82,188.52
                          Class A Interest Paid    $1,019,863.57
                          Class B Interest Paid      $810,494.46
                         Certificate Yield Paid       $82,188.52
                        Class A Unpaid Interest            $0.00
                        Class B Unpaid Interest            $0.00
                        Cetificate Unpaid Yield            $0.00
                         Class A Principal Paid    $4,861,207.27
                         Class B Principal Paid    $3,598,793.15
                    Certificate  Principal Paid      $340,426.38
                              OC Principal Paid    $1,017,313.07
               Beginning Class A Net Charge-Off            $0.00
               Beginning Class B Net Charge-Off            $0.00
           Beginning Certificate Net Charge-Off            $0.00
                    Beginning OC Net Charge-Off            $0.00
                 Reversals Allocated to Class A            $0.00
                 Reversals Allocated to Class B            $0.00
            Reversals Allocated to Certificates            $0.00
     Reversals Allocated to OC  plus Acclerated       $91,271.90
                             Principal Payments
                             Total Charge-Offs:            $0.00
               Charge-Offs Allocated to Class A            $0.00
               Charge-Offs Allocated to Class B            $0.00
          Charge-Offs Allocated to Certificates            $0.00
                    Charge-Offs Allocated to OC            $0.00
                  Ending Class A Net Charge-Off            $0.00
                  Ending Class B Net Charge-Off            $0.00
              Ending Certificate Net Charge-Off            $0.00
                       Ending OC Net Charge-Off            $0.00
               Interest paid per $1,000 Class A         1.359818
              Principal paid per $1,000 Class A         6.481610
               Interest paid per $1,000 Class B         4.706814
              Principal paid per $1,000 Class B        20.899400
              Yield Paid per $1,000 Certificate         2.712134
          Principal Paid per $1,000 Certificate        11.233711


                              Bloomberg Summary
           Household Consumer Loan Trust 1995-1

                              Distribution Date        16-Feb-99
                                     Due Period           Jan-99
   Monthly Payment Rate (including charge offs)            3.45%
                              Monthly Draw Rate            1.23%
                       Monthly Net Payment Rate            2.22%
                            Actual Payment Rate            2.22%

                          Annualized Cash Yield           18.51%
                        Annualized Gross Losses            9.27%
                     Annualized Portfolio Yield            9.24%
                                Weighted Coupon            5.43%
                               Excess Servicing            3.81%


        Ending Overcollateralization Percentage            9.52%
                                  Trigger Level            4.75%
                   Excess Overcollateralization            4.77%


                                 Delinquencies:
                          (Principal/Principal)
                        30-59 days (Del Stat 1)            5.70%
                        60-89 days (Del Stat 2)            2.10%
                         90+ days (Del Stat 3+)            6.75%

           Total Participation Balance (ending)   428,378,646.93

                                                           0.00%